Exhibit 99.6

Chuy’s Employee Town Hall Talking Points

**NOT FOR DISTRIBUTION**

Exciting News:

•	Thanks everyone for being here.

•	Today we are thrilled to share that Chuy’s has entered into an agreement to be acquired by Darden Restaurants.

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I want to take just a couple minutes to talk about what this means for the company and then we’re going to spend lots of time talking about what this means for you and making sure we answer your questions.

•	This is a transformative moment in our company’s history, opening doors to unprecedented growth.

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Darden Restaurants, the company that owns and operates successful concepts like Olive Garden, LongHorn Steakhouse, and Cheddar’s Scratch Kitchen, has recognized our unique brand strengths and incredible potential.

•	This acquisition combines Chuy’s distinctive Tex-Mex offerings with Darden’s industry-leading practices and resources.

•	As you might know, this is Rick Cardenas, the President and CEO of Darden, and Todd Burrowes, President of Business Development, who will be speaking with you shortly.

•	Thank you Rick and Todd for coming here today and we look forward to hearing more from you.

I want to start with why we are making this move. First, we value the expertise and deep industry knowledge that Darden will bring to our business.

•	Darden will provide Chuy’s with the scale, strategic resources and operational expertise to further enhance our offerings and customer experience.

•	This acquisition opens the door to accelerated growth, fueling Chuy’s to expand our footprint well beyond the current 101 locations.

•	We will also be able to boost Chuy’s performance and brand awareness by leveraging Darden’s extensive supply chain network, marketing capabilities and operational support.

•	The combined strengths of Chuy’s and Darden promise an exciting future of growth, innovation and enhanced dining experiences for customers across the country.

We also believe that Darden will provide Chuy’s with best-in-class support that delivers the most value to our customers.

•	As a part of Darden, Chuy’s will have the means to double down on our operations focus along with ongoing menu innovation.

•	This is about amplifying what makes us special, ensuring that each customer continues to enjoy the unique Chuy’s experience they’ve come to expect.

We believe Darden is the right home for Chuy’s and our employees.

•	Our high growth potential is what initially attracted Darden to us. This will empower our growth and recognizes the core strengths that make Chuy’s unique in the market.

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A key aspect of this combination is joining the Darden family which has many benefits for our employees including greater opportunity for career development within a larger organization—an important factor in our decision-making process.

•	Chuy’s fills a Tex-Mex cuisine gap in Darden’s portfolio, tapping into the growing popularity of Mexican food in the U.S.

•	Chuy’s commitment to generous portions and competitive pricing resonates with Darden’s focus on delivering exceptional value in casual dining.

•	As Chuy’s embarks on this new chapter, our commitment to our unique culture internally and in our restaurants remains unwavering. We’re growing, but our values aren’t changing.

So, what does mean this for you?

•	I understand this news may bring a mix of emotions and questions for many of you.

•	Your well-being and future are a top priority as we navigate this change.

•	There are greater opportunities for career development and advancement within this larger, multi-brand organization.

•	Your hard work and passion for fun and hospitality are the cornerstone of our success, and we are deeply appreciative of all of your hard work and contributions.

I want to share some details on Transition:

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Following the closing, which is subject to customary closing conditions, we’ll be integrating our operations with Darden’s. I will now turn it over to Rick to introduce himself and to share the details on what this transition will look like.

[Rick Cardenas, CEO of Darden]

Thank you, Rick. Now, a few logistics on the deal status and next steps:

•	The deal has not yet closed – it’s subject to customary closing conditions and regulatory approvals.

•	We expect the deal to close at the earliest in mid-October, followed by a subsequent transition period.

•	Until then, it’s business as usual – we must maintain our focus on delivering exceptional experiences to our customers.

•	We will provide regular updates as we progress through this process.

•	We ask that you please refrain from making any public statements about the company’s plans or performance.

•	I will continue to run the company and am very excited about what this next chapter brings.

Closing Thoughts:

•	We want to acknowledge that change can be challenging, and this news may take some time to process.

•	We’re committed to transparent and timely communication throughout this transition.

•	Most importantly, we thank you for your commitment to Chuy’s and all your hard work to get us to where we are today.

Questions:

•	For questions, please contact _____. We will be sure to be in touch often throughout this process.

•	Thank you.

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, Chuy’s Holdings, Inc. (the “Company”) plans to file a proxy statement and certain other documents regarding the transaction with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders of the Company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available to stockholders of the Company free of charge on the Company’s website at https://www.chuys.com or by written request to our Corporate Secretary at 1623 Toomey Road, Austin, TX 78704, Attn: Corporate Secretary.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024, its Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 25, 2024, its Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on June 13, 2024, and in other documents filed with the SEC by the Company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the transaction, including the ability to complete, the timing of completion of, and the results of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement and the possibility of any termination of the merger agreement and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” “continues,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the Company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the Company related to the merger agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the Company will be made; (4) the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (6) the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) actual number of restaurant openings; (8) the sales at the Company’s restaurants; (9) changes in restaurant development or operating costs, such as food and labor; (10) the Company’s ability to leverage its existing management and infrastructure; (11) changes in restaurant pre-opening expense, general and administrative expenses, capital expenditures, effective tax rate, impairment, closed restaurant and other costs; (12) strength of consumer spending and (13) conditions beyond the Company’s control such as timing of holidays, weather, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statements, except as required by law.